UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — June 8, 2015

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02
Results of Operations and Financial Condition

On June 8, 2015, Assured Guaranty Ltd. ("AGL") made available in the Investor Information section of its website the March 31, 2015 Consolidated Financial Statements of its subsidiary Assured Guaranty Municipal Corp. The March 31, 2015 Consolidated Financial Statements of Assured Guaranty Municipal Corp. are attached hereto as Exhibit 99.1.

Item 7.01
Regulation FD Disclosure

On June 8, 2015, AGL made available in the Investor Information section of its website the following materials, which can be obtained from such website at the links provided below:

• the Assured Guaranty Municipal Corp. March 31, 2015 Financial Supplement(http://assuredguaranty.com/investor-information/by-company/agm)
• the Municipal Assurance Holdings Inc. March 31, 2015 Financial Supplement (http://assuredguaranty.com/investor-information/by-company/mac)
• the Assured Guaranty Corp. March 31, 2015 Financial Supplement (http://assuredguaranty.com/investor-information/by-company/agc)
• its Fixed Income Investor Presentation for the First Quarter of 2015 (www.assuredguaranty.com/presentations)

Item 9.01	Financial Statements and Exhibits. (d) Exhibits
Exhibit Number	Description
99.1	Assured Guaranty Municipal Corp. March 31, 2015 Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:    /s/ Robert A. Bailenson
Name: Robert A. Bailenson
Title: Chief Financial Officer

DATE: June 8, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Municipal Corp. March 31, 2015 Consolidated Financial Statements

4